Summary Of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Summary Of Significant Accounting Policies [Abstract]
Summary Of Significant Accounting Policies
2.	Summary of Significant Accounting Policies

Principles of Consolidation

The audited consolidated financial statements include the accounts of Holdings, iPayment and its wholly-owned subsidiaries iPayment of California, LLC, 1st National Processing, Inc., E-Commerce Exchange, Inc., iPayment of Maine, Inc., Online Data Corporation, CardSync Processing, Inc., CardPayment Solutions, LLC, TS Acquisition Sub, LLC, PCS Acquisition Sub, LLC, Quad City Acquisition Sub, Inc, NPMG Acquisition Sub, LLC, iFunds Cash Solutions, LLC, Cambridge Acquisition Sub, LLC, MSC Acquisition Sub, LLC, iScan Solutions, LLC, and iPayment Acquisition Sub, LLC. All significant accounts, transactions and profits between the consolidated companies have been eliminated in consolidation. Significant accounts and transactions between Holdings and its subsidiaries on the one hand, and their directors and officers on the other hand, are disclosed as related party transactions in Note 10 below.

Use of Estimates

The preparation of our financial statements in conformity with GAAP requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of our financial statements. Estimates and assumptions also affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue and Cost Recognition

Substantially all of our revenues are generated from fees charged to merchants for card-based payment processing services. We typically charge these merchants a bundled rate, primarily based upon each merchant's monthly charge volume and risk profile. Our fees principally consist of discount fees, which are a percentage of the dollar amount of each credit or debit transaction. We recognize discounts and other fees related to payment transactions at the time the merchant's transactions are processed. Related interchange and assessment costs are also recognized at that time. We derive the balance of our revenues from a variety of fixed transaction or service fees, including fees for monthly minimum charge volume requirements, statement fees, annual fees, payment card industry compliance fees, ancillary products and fees for other miscellaneous services, such as handling chargebacks. We recognize revenues derived from service fees at the time the service is performed.

We follow the requirements of EITF 99-19, Reporting Revenue Gross as a Principal Versus Net as an Agent, included in the Revenue Recognition Topic of ASC Topic 605, in determining our revenue reporting. Generally, where we have merchant portability, credit risk and ultimate responsibility for the merchant, revenues are reported at the time of sale on a gross basis equal to the full amount of the discount charged to the merchant. This amount includes interchange paid to card issuing banks and assessments paid to payment card associations pursuant to which such parties receive payments based primarily on processing volume for particular groups of merchants. Interchange fees are set by Visa and MasterCard and are based on transaction processing volume and are recognized at the time transactions are processed. Revenues generated from certain bank portfolios acquired as part of the First Data Merchant Services Corporation ("FDMS") acquisition are reported net of interchange, as required ASC Topic 605, because we may not have credit risk, portability or the ultimate responsibility for the merchant accounts.

Other costs of services include costs directly attributable to processing and bank sponsorship costs, which amounted to $23.8 million, $30.9 million, and $38.1 million for the years ended December 31, 2010, 2009, and 2008, respectively. They also include related costs such as residual payments to ISGs, which are commissions we pay to our ISGs based upon a percentage of the net revenues we generate from their merchant referrals, and assessment fees payable to card associations, which is a percentage of the charge volume we generate from Visa and MasterCard. In addition, other costs of services includes telecommunications costs, personnel costs, occupancy costs, losses due to merchant defaults, other miscellaneous merchant supplies and services expenses, bank sponsorship costs and other third-party processing costs directly attributable to our provision of payment processing and related services to our merchants.

Notes to audited consolidated financial statements – (Continued)

Other costs of services also include depreciation expense, which is recognized on a straight-line basis over the estimated useful life of the assets, and amortization expense, which is recognized using an accelerated method over a fifteen-year period. Amortization of intangible assets results from our acquisitions of portfolios of merchant contracts or acquisitions of a business where we allocated a portion of the purchase price to the existing merchant processing portfolios and other intangible assets.

Selling, general and administrative expenses consist primarily of salaries and wages, as well as other general administrative expenses such as professional fees.

Cash and Cash Equivalents

For purposes of reporting financial condition and cash flows, cash and cash equivalents include cash and securities with original maturities of three months or less. Our cash accounts at various banks are insured by the Federal Deposit Insurance Corporation without limit through the Dodd-Frank Provision, effective from December 31, 2010 through December 31, 2012.

Restricted Cash

Restricted cash represents funds held-on-deposit with processing banks pursuant to agreements to cover potential merchant losses, and funds held by lending institutions pursuant to loan agreements to provide additional collateral.

Accounts Receivable, net

Accounts receivable are primarily amounts due from our clearing and settlement banks from revenues earned, net of related interchange and bank processing fees, as required by GAAP, on transactions processed during the month ending on the balance sheet date. Such balances are typically received from the clearing and settlement banks within 30 days following the end of each month. The allowance for doubtful accounts as of December 31, 2010 and 2009 was $0.7 million and $0.9 million, respectively. We record allowances for doubtful accounts when it is probable that the accounts receivable balance will not be collected.

Property and Equipment, net

Property and equipment are stated at cost less accumulated depreciation. Depreciation is calculated using the straight-line method for financial reporting purposes and primarily accelerated methods for tax purposes. For financial reporting purposes, equipment is depreciated over two to five years. Leasehold improvements are amortized over the useful life of the asset. Depreciation expense for property and equipment for the years ended December 31, 2010, 2009, and 2008 was $1.5 million, $1.9 million, and $1.6 million, respectively. Maintenance and repairs are charged to expense as incurred. Expenditures for renewals and improvements that extend the useful life are capitalized.

Intangible Assets, net

Intangible assets primarily include merchant accounts from portfolio acquisitions (i.e. the right to receive future cash flows related to transactions of these applicable merchants). For additional information regarding our recent acquisitions, see Note 3 below. We utilize an accelerated method of amortization over a fifteen-year period, which we believe approximates the distribution of actual cash flows generated by our merchant processing portfolios. All other intangible assets are amortized using the straight-line method over an estimated life of three to seven years. In addition, we have implemented both quarterly and annual procedures to determine whether a significant change in the trend of the current attrition rates being used exists on a portfolio by portfolio basis. In reviewing the current attrition rate trends, we consider relevant benchmarks such as merchant processing volume, revenues, gross profit and future expectations of the aforementioned factors versus historical amounts and rates. If we identify any significant changes or trends in the attrition rate of any portfolio, we will adjust our current and prospective estimated attrition rates so that the amortization expense would better approximate the distribution of actual cash flows generated by the merchant processing portfolios. Any adjustments made to the amortization schedules would be reported in the current consolidated statements of operations and on a prospective basis until further evidence becomes apparent. We identified an unfavorable trend of the attrition rates being used during the year ended December 31, 2008 on some of our portfolios. Accordingly, we recorded an increase to amortization expense of approximately $2.4 million to better approximate the distribution of actual cash flows generated by the merchant processing portfolios. This trend continued during the first half of 2009, during which we recorded an increase to amortization expense of $2.1 million to better approximate the distribution of cash flows generated by the merchant processing portfolios.

We monitor indicators of impairment on our merchant processing portfolios on a periodic basis and at least on a quarterly basis. Further, we perform quantitative tests quarterly or annually (annually for portfolios that are smaller in value) by estimating the cash flows over the remaining useful life of each portfolio and comparing to its carrying value. To the extent that the estimated cash flows exceed the carrying value of each portfolio, no impairment of the value of the portfolio is necessary. The sum of the cash flows exceeded the carrying value of each portfolio during the years ended December 31, 2010 and 2009. Therefore, we concluded that there were no instances of impairment on our merchant processing portfolios as of those dates.

Estimated useful lives are determined for merchant processing portfolios based on the life of the expected cash flows from the underlying merchant accounts and for other intangible assets primarily over the remaining terms of the contracts. For the years ended December 31, 2010, 2009, and 2008, amortization expense related to intangible assets was $39.0 million, $43.7 million, and $36.3 million, respectively. As of December 31, 2010, estimated amortization expense for each of the five succeeding years is expected to be as follows (in thousands):

Year Ended December 31,	Amount
2011	$37,942
2012	31,380
2013	23,584
2014	17,886
2015	12,752

Estimated future amortization expense is based on intangible amounts recorded as of December 31, 2010. Actual amounts will increase if additional amortizable intangible assets are acquired.

Goodwill

We follow ASC 350 "Intangibles — Goodwill and Other Topics," which addresses financial accounting and reporting for acquired goodwill and other intangible assets, and requires that goodwill is no longer subject to amortization over its estimated useful life. Rather, goodwill is subject to at least an annual assessment for impairment and in addition, if facts and circumstances indicate goodwill may be impaired, we perform a recoverability evaluation. In accordance with ASC 350, the recoverability analysis is based on fair value. The calculation of fair value includes a number of estimates and assumptions, including projections of future income and cash flows, the identification of appropriate market multiples of other publicly traded institutions in our industry, the current economic environment, and the choice of an appropriate discount rate.

We completed our most recent annual goodwill impairment review as of July 31, 2010, and updated our review as of December 31, 2010, using the present value of future cash flows to determine whether the fair value of the reporting unit exceeded the carrying amount of the net assets, including goodwill. All goodwill impairment testing includes an independent third party valuation. We determined that no impairment charge to goodwill was required as the fair value of our reporting unit sufficiently exceeded the carrying value.

Notes to audited consolidated financial statements – (Continued)

Impairment of Long-Lived Assets

We periodically evaluate the carrying value of long-lived assets, in relation to the respective projected future undiscounted cash flows, to assess recoverability. An impairment loss is recognized if the sum of the expected net cash flows is less than the carrying amount of the long-lived assets being evaluated. The difference between the carrying amount of the long-lived assets being evaluated and the fair value, calculated as the sum of the expected cash flows discounted at a market rate, represents the impairment loss. Based on the analyses we performed as of December 31, 2010, we concluded that none of our long-lived assets were impaired.

Other Assets

Other assets at December 31, 2010 and 2009, include approximately $1.0 million and $0.1 million, respectively, of notes receivable (the current portions of $0.5 million and $0.7 million are included in prepaid expenses and other current assets at December 31, 2010 and 2009, respectively), representing amounts advanced to sales agents. The notes bear interest at amounts ranging from 6% to 15%, and are payable back to us through 2015. We secure the loans by the ISG's assets, including the rights they have to receive residuals and the fees generated by the merchants they refer to us and any other accounts receivable and typically by obtaining personal guarantees from the individuals who operate the ISGs.

Also included in other assets at December 31, 2010 and 2009, are approximately $6.2 million and $8.7 million of debt issuance costs (net of accumulated amortization of $10.3 million and $8.1 million, respectively), which are being amortized over the terms of the related debt agreements using the straight-line method which approximates the effective interest method. Other assets also include sales-type leases held for investment, which are stated at the present value of the future minimum lease payments and estimated residual values discounted at the rate implicit in the lease, net of allowances for losses. There were no sales-type leases held for investment included in other assets at December 31, 2010, and approximately $0.1 million at December 31, 2009.

Reserve for Losses on Merchant Accounts

We maintain a reserve for merchant losses necessary to absorb chargeback and other losses for merchant transactions that have been previously processed and which have been recorded as revenue. We analyze the adequacy of our reserve for merchant losses each reporting period. The reserve for merchant losses is comprised of three components: (1) specifically identifiable reserves for merchant transactions for which losses are probable and estimable, (2) a calculated reserve based upon historical loss experience applied to the previously processed transactions, and (3) a management analysis component for concentration issues and general macroeconomic and other factors. The reserve for losses on merchant accounts is decreased by merchant losses (arising primarily from chargebacks) and is increased by provisions for merchant losses and recoveries of merchant losses. Provisions for merchant losses of $3.5 million, $4.9 million, and $4.2 million for the years ended December 31, 2010, 2009, and 2008, respectively, are included in other costs of services in the accompanying audited consolidated statements of operations. At December 31, 2010 and 2009, our reserve for losses on merchant accounts included in accrued liabilities and other totaled $1.4 million and $1.5 million, respectively.

We also maintain a reserve for merchant advance losses. In 2007, we began, on a selective basis, offering advances to prospective and current merchants based on expected future processing volume. We stopped offering new merchant advances to our customers in 2008. During the term of our existing advances, there is risk that an advance may be deemed uncollectible. We evaluate the risk of potential loss for each advance and record a loss reserve accordingly. Our receivable for merchant advances was fully reserved for at December 31, 2010.

Financial Instruments

ASC 820 "Fair Value Measurement and Disclosures" establishes a framework for measuring fair value and a three-level valuation hierarchy for disclosure of fair value measurement and enhances disclosure requirements for fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

•	Level 1: Observable quoted prices in active markets for identical assets and liabilities.

•

Level 2: Observable quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.

•

Level 3: Model-based techniques that use at least one significant assumption not observable in the market. These unobservable assumptions reflect estimates of assumptions that market participants would use in pricing the asset or liability. Valuation techniques include use of option pricing models, discounted cash-flow models and similar techniques.

We believe the carrying amounts of financial instruments at December 31, 2010 approximate fair value. Due to the short maturities of the cash and cash equivalents and accounts receivable, carrying amounts approximate the respective fair values. The carrying value of iPayment's senior subordinated notes, net of discount, was $193 million at December 31, 2010. We estimate the fair value to be approximately $182 million, considering executed trades occurring around December 31, 2010. The carrying value of iPayment's previously existing senior secured credit facilities was $421 million at December 31, 2010. We estimate the fair value to be approximately $407 million, considering executed trades occurring around December 31, 2010. The fair value of iPayment's senior subordinated notes and previously existing senior secured credit facilities were estimated using direct and indirect observable market information and are classified within Level 2 of the fair value hierarchy, as defined by ASC 820.

Derivative Financial Instruments

The Company uses certain variable rate debt instruments to finance its operations. These debt obligations expose the Company to variability in interest payments due to changes in interest rates. If interest rates increase, interest expense increases. Conversely, if interest rates decrease, interest expense also decreases.

The Company may enter into certain derivative instruments to manage fluctuations in cash flows resulting from interest rate risk. Historically, these instruments have consisted solely of interest rate swaps. Under the interest rate swaps, the Company historically received variable interest rate payments and made fixed interest rate payments, thereby effectively creating fixed-rate debt. The Company enters into derivative instruments solely for cash flow hedging purposes and does not speculate using derivative instruments.

The Company accounts for its derivative financial instruments in accordance with ASC 815 "Derivatives and Hedging." Under ASC 815, we recognized all derivatives as either other assets or other liabilities, measured at fair value. Under iPayment's previously existing senior secured credit facilities, we were required to hedge at least 50% of the outstanding balance through May 10, 2008, and accordingly, we entered into interest rate swap agreements with a total notional amount of $260.0 million. These swap agreements expired on December 31, 2010, and our interest rate swap balance at that date was $0. ASC 815 also requires that any ineffectiveness in the hedging relationship, resulting from differences in the terms of the hedged item and the related derivative, be recognized in earnings each period. The underlying terms of our interest rate swaps, including the notional amount, interest rate index, duration, and reset dates, were identical to those of the associated debt instruments and therefore the hedging relationship resulted in no material ineffectiveness. Accordingly, such derivative instruments were classified as cash flow hedges, and any changes in the fair value of the derivative instruments were previously included in accumulated other comprehensive income (loss) in our consolidated balance sheets.

Income Taxes

We account for income taxes in accordance with ASC 740 "Income Taxes." ASC 740 clarifies the accounting and reporting for uncertainties in income tax law by prescribing a comprehensive model for the financial statement recognition, measurement, presentation and disclosure for uncertain tax positions taken or expected to be taken in income tax returns. Under this method, deferred tax assets and liabilities are recorded to reflect the future tax consequences attributable to the effects of differences between the carrying amounts of existing assets and liabilities for financial reporting and for income tax purposes.

Deferred taxes are calculated by applying enacted statutory tax rates and tax laws to future years in which temporary differences are expected to reverse. The impact on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that the rate change is enacted. A deferred tax valuation reserve is established if it is more likely than not that a deferred tax asset will not be realized.

Advertising Costs

We recognize advertising costs as incurred. For the years ended December 31, 2010, 2009, and 2008, advertising costs were $142,000, $148,000, and $146,000, respectively, and were included in selling, general and administrative expenses.

Noncontrolling Interest

We previously owned a 20% interest in a joint venture, Central Payment Co, LLC ("CPC"). However, during the fourth quarter of 2009, we sold our 20% interest in CPC for $4.3 million. The sale of our equity caused us to deconsolidate CPC and to recognize a deferred gain of $2.8 million that will be recognized as income over a three-year period. As of December 31, 2010, we had $0.9 million of short-term deferred gain within "Accrued liabilities and other" and $0.8 million of long-term deferred gain within "Other liabilities" on our consolidated balance sheets. We recognized $0.2 million of gain during the fourth quarter of 2009 within "Other income" on our consolidated statements of operations. Although the sale of our equity in CPC does not require pro forma disclosure within our financial statements, within Note 14 to the audited consolidated financial statements we have provided pro forma quarterly financial information presenting the effect of CPC as a deconsolidated entity. We have also included unaudited pro forma quarterly results from 2009 that remove the operating results of CPC resulting from the sale of our equity in CPC. There was no remaining noncontrolling interest at December 31, 2010 and 2009 due to the sale of our equity interest in CPC.

We also previously owned a 51% interest in a second joint venture, iPayment ICE of Utah, LLC ("ICE"). However, during the third quarter of 2008, we acquired the remaining 49% of ICE for less than $0.1 million, which caused ICE to be wholly-owned. We accounted for our investments pursuant to the provisions of ASC 810 "Consolidation." Under this method, if a business enterprise has a controlling financial interest in or is the primary beneficiary of a variable interest entity, the assets, liabilities, and results of the activities of the variable interest entity should be included in consolidated financial statements with those of the business enterprise. As a result, we considered CPC a variable interest entity, and as the primary beneficiary during our time as an equity holder, we consolidated CPC. During the quarter ended March 31, 2009 and the quarter ended September 30, 2009, CPC made distributions of profits to the Company and the majority shareholders of CPC. The distributions to the majority shareholders reduced our noncontrolling interest balance prior to the sale of our equity.

Common Stock

iPayment and Holdings have 100 shares of common stock and 20 shares of common stock, respectively, issued and outstanding at December 31, 2010. The Company has elected not to present earnings per share data as management believes such presentation would not be meaningful.

New Accounting Pronouncements

In May 2009, the FASB issued SFAS No. 165, Subsequent Events ("SFAS 165"), which establishes general standards of accounting for and disclosure of subsequent events that occur after the balance sheet date. SFAS 165 is effective for financial statements ending after June 15, 2009. The guidance in SFAS No. 165 is included in the Subsequent Events Topic of FASB ASC Topic 855.

In August 2009, the FASB issued Accounting Standards Update ("ASU") No. 2009-05, Fair Value Measurements and Disclosures (Topic 820) — Measuring Liabilities at Fair Value. This update provides clarification for the fair value measurement of liabilities in circumstances in which a quoted price in an active market for an identical liability is not available. This update is effective for interim periods beginning after August 28, 2009. The adoption of this standard did not have a material effect on our financial position or results of operations. The guidance in this ASU is included in the Investments and Fair Value Measurements and Disclosures Topics of FASB ASC Topic 820.